Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
Goodwill Disclosure [Text Block]
Goodwill

Goodwill represents the excess of cost over fair value of net assets of businesses acquired. In accordance with authoritative guidance, the value assigned to goodwill and indefinite lived intangible assets is not amortized to expense, but rather the estimated fair value of the reporting unit is compared to its carrying amount on at least an annual basis to determine if there is a potential impairment. If the fair value of the reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the implied fair value of the reporting unit goodwill and intangible assets is less than their carrying value. On an annual basis and upon the occurrence of certain events, we are required to perform impairment tests on our identified intangible assets with indefinite lives, including goodwill, and long-lived assets which testing could impact the value of our business.

As a result of the Refinancing, we have followed the acquisition method of accounting, as described by the authoritative guidance. Accordingly, we have revalued our assets and liabilities using our best estimate of current fair value which was calculated using the income approach and were based on our then most current forecast. The assumptions underlying our forecasted values were derived from our then best estimates including the industry's general forecast of the advertising market which assumed an improvement in the economy and in advertising market conditions in the later half of 2009. The majority of goodwill is not expected to be tax deductible. The increase in the value of goodwill was primarily attributable to deferred taxes associated with the fair value of our intangible assets (see Note 7 - Intangible Assets) and deferred taxes arising from the cancellation of our prior indebtedness. Our consolidated financial statements prior to the closing of the Refinancing reflect the historical accounting basis in our assets and liabilities and are labeled Predecessor Company, while the periods subsequent to the Refinancing are labeled Successor Company and reflect the push down basis of accounting for the fair values which were allocated to our segments based on the Business Enterprise Value of each.

Based on the complex structure of the Refinancing, a valuation was performed to determine the acquisition price using the Income Approach employing a Discounted Cash Flow (DCF) methodology. The DCF method explicitly recognizes that the value of a business enterprise is equal to the present value of the cash flows that are expected to be available for distribution to the equity and/or debt holders of a company. In the valuation of a business enterprise, indications of value are developed by discounting future net cash flows available for distribution to their present worth at a rate that reflects both the current return requirements of the market and the risk inherent in the specific investment.

As part of our annual impairment test of goodwill and indefinite lived intangible assets at December 31, 2010, we performed a Step 1 analysis by comparing our calculated fair value based on our forecast to our current carrying value of each of the reporting units. The results indicated a potential impairment of Network Radio and we performed a Step 2 analysis to compare the implied fair value of goodwill with the carrying value of goodwill. As a result of the Step 2 analysis we determined that goodwill was not impaired as of December 31, 2010. In connection with the Income Approach portion of the 2010 exercise, we made the following assumptions: (1) the discount rate used was 10%; (2) management's estimates of future performance of our operations; and (3) a terminal growth rate of 3%.

In 2009 in our discontinued operations, the Metro Traffic television upfronts (where advertisers purchase commercial airtime for the upcoming television season several months before the season begins), which in prior years concluded in the second quarter, were extended through August to complete the upfront advertising sales. During this period, advertisers were slow to commit to buying commercial airtime for the third quarter of 2009. We believed that the conclusion of the Metro Traffic television upfronts would help bring more clarity to both purchasers and sellers of advertising; however, once such upfronts concluded in August, it became increasingly evident from our quarterly bookings, backlog and pipeline data that the downturn in the economy was continuing and affecting advertising budgets and orders.

In 2009 in our discontinued operations, the Metro Traffic television upfronts (where advertisers purchase commercial airtime for the upcoming television season several months before the season begins), which in prior years concluded in the second quarter, were extended through August to complete the upfront advertising sales. During this period, advertisers were slow to commit to buying commercial airtime for the third quarter of 2009. We believed that the conclusion of the Metro Traffic television upfronts would help bring more clarity to both purchasers and sellers of advertising; however, once such upfronts concluded in August, it became increasingly evident from our quarterly bookings, backlog and pipeline data that the downturn in the economy was continuing and affecting advertising budgets and orders. The decrease in advertising budgets and orders is evidenced by its revenue decreasing to $78,474 in the third quarter of 2009 from $96,299 in the third quarter of 2008, which represents a decrease of approximately 18.5%. These conditions, namely the weak third quarter of 2009 and the likely continuation of the current economic conditions into the fourth quarter of 2009 and the immediate future, caused us to reduce our forecasted results for the remainder of 2009 and 2010. We believe these new forecasted results constituted a triggering event and therefore we conducted a goodwill impairment analysis. The new forecast would more likely than not reduce the fair value of one or more of our reporting units below its carrying value. Accordingly, we performed a Step 1 analysis in accordance with the authoritative guidance by comparing our recalculated fair value based on our new forecast to our current carrying value. The results did not indicate an impairment in our continuing operations. The results indicated an impairment in discontinued operations and we performed a Step 2 analysis to compare the implied fair value of goodwill for Metro Traffic with the carrying value of its goodwill. As a result of the Step 2 analysis we recorded a non-cash charge to discontinued operations of $50,401.

In 2009, we used a multi-year DCF model to derive a Total Invested Capital value which was adjusted for cash, non-operating assets and any negative net working capital to calculate a Business Enterprise Value which was then used to value our equity. In connection with the Income Approach portion of this exercise, we made the following assumptions: (1) the discount rate was based on an average of a range of scenarios with rates between 15% and 16%; (2) management's estimates of future performance of our operations; and (3) a terminal growth rate of 2%. The discount rate and market growth rate reflect the risks associated with the general economic pressure impacting both the economy in general and more specifically and substantially the advertising industry.

In 2008, we determined that our goodwill was impaired and recorded impairment charges totaling $126,423 ($60,563 in the second quarter and $65,860 in the fourth quarter). The remaining value of our goodwill at December 31, 2008 was $10,196. We also recorded goodwill impairment in discontinued operations of $303,703

In the fourth quarter 2008, in conjunction with the change to two reporting units, we determined that solely using the income approach was the best evaluation of the fair value of our two reporting units. In prior periods, we evaluated the fair value of our reporting unit based on a weighted average of the income approach (75% weight) and the quoted market price of our stock (25% weight). In using the income approach to test goodwill for impairment as of December 31, 2008, we made the following assumptions: (1) the discount rate was 14%; (2) market growth rates were based upon management's estimates of future performance and (3) terminal growth rates were in the 2% to 3% range. The discount rate reflects the volatility of our operating performance and our common stock. The market growth rates and operating performance estimates reflect the current general economic pressures impacting both the national and a number of local economies, and specifically, national and local advertising revenues in the markets in which our affiliates operate.

Earlier in 2008, as a result of a continued decline in our operating performance and stock price, caused in part by reduced valuation multiples in the radio industry, we determined a triggering event had occurred and as a result performed an interim test to determine if our goodwill was impaired at June 30, 2008. The interim test resulted in an impairment of goodwill and accordingly, we recorded a non-cash charge of $60,563. The goodwill impairment charge is substantially non-deductible for tax purposes. In connection with the income approach portion of the goodwill impairment test as of June 30, 2008, we used the following assumptions: (1) the discount rate was 12%; (2) market growth rates that were based upon management's estimates of future performance of our operations and (3) terminal growth rates were in the 2% to 3% range. The discount rate reflects the volatility of our operating performance and our common stock. The market growth rates and operating performance estimates used reflected the general economic pressures impacting both the national and a number of local economies, and specifically, national and local advertising revenues in the markets in which our affiliates operate as of June 30, 2008.

Determining the fair value of our reporting units requires our management to make a number of judgments about assumptions and estimates that are highly subjective and that are based on unobservable inputs. The actual results may differ from these assumptions and estimates; and it is possible that such differences could have a material impact on our financial statements.

As noted above, we are required to test our goodwill on an annual basis or whenever events or changes in circumstances indicate that these assets might be impaired. As a result, if the current economic trends continue and the credit and capital markets continue to be disrupted, it is possible that we may record further impairments in the future.

The changes in the carrying amount of goodwill for continuing operations for the years ended December 31, 2010 and 2009 are as follows:

Predecessor Company
Balance at January 1, 2008	$136,619
Goodwill impairment	(126,423)
Balance at December 31, 2008	10,196

Balance at April 23, 2009	$10,196

Successor Company
Balance at April 24, 2009	$25,060
Adjustment to opening balance (1)	852
Goodwill impairment	—
Balance at December 31, 2009	25,912
(116)
Balance at December 31, 2010	$25,796
Adjustment to opening balance (2)
Goodwill	$25,796
Accumulated impairment losses from April 24, 2009 to December 31, 2010	—
Balance at December 31, 2010	$25,796

(1)
We recorded an adjustment to goodwill in December 2009 related to our liability for uncertain tax positions $1,113 as of April 23, 2009. In the 23-day period ended April 23, 2009, we recorded a charge to special charges for insurance expense of $261, which should have been capitalized and expensed through April 30, 2010. The appropriate adjustments, including an adjustment to our opening balance of goodwill at April 24, 2009, were recorded in the period from April 24, 2009 to December 31, 2009.

(2)	On March 31, 2010, we recorded a prior period adjustment of $116 to decrease goodwill related to a correction of our current liabilities as of April 24, 2009.